Exhibit 10.2

AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT

THIS AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT (the “Guarantee”) is made and entered into June 14, 2005, by each of the entities listed on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), in favor of PNC BANK, NATIONAL ASSOCIATION, including its successors and assigns, as administrative agent for the Lenders under the Credit Agreement described below (the “Agent”).

BACKGROUND:

In order to induce the Lenders to make loans to K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), in accordance with that certain Fifth Amended and Restated Credit Agreement of even date herewith (as it may hereafter from time to time be amended, restated, modified or supplemented, the “Credit Agreement”) by and among the Borrower, Hovnanian Enterprises, Inc. (one of the Guarantors), the Agent, and the Lenders now or hereafter party thereto (the “Lenders”), each Guarantor hereby unconditionally and irrevocably guarantees and becomes surety as though it was a primary obligor for the full and timely payment when due, whether at maturity, by declaration, acceleration or otherwise, of the principal of and interest and fees on all Obligations (as defined in the Credit Agreement), both those now in existence and those that shall hereafter be made, of the Borrower to the Agent and the Lenders under the Credit Agreement and the Notes issued by the Borrower in connection therewith and any extensions, renewals, replacements or refundings thereof, and each and every other obligation or liability (both those now in existence and those that shall hereafter arise and including, without limitation, all costs and expenses of enforcement and collection, including reasonable attorney’s fees) of the Borrower to the Lenders under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), and any extensions, renewals, replacements or refundings thereof (hereinafter referred to as the “Guaranteed Indebtedness”), whether or not such Guaranteed Indebtedness or any portion thereof shall hereafter be released or discharged or is for any reason invalid or unenforceable.

1.                                      Capitalized terms used herein and not otherwise defined herein shall have such meanings given to them in the Credit Agreement.

2.                                      Each Guarantor agrees to make such full payment forthwith upon demand of the Agent when the Guaranteed Indebtedness or any portion thereof is due to be paid by the Borrower to the Lenders, whether at stated maturity, by declaration, acceleration or otherwise.  Each Guarantor agrees to make such full payment irrespective of whether or not any one or more of the following events has occurred:  (i) the Agent has made any demand on the Borrower or the other Guarantors; (ii) the Agent has taken any action of any nature against the Borrower or the other Guarantors; (iii) the Agent has pursued any rights which it has against any other Person who may be liable for the Guaranteed Indebtedness; (iv) the Agent holds or has resorted to any security for the Guaranteed Indebtedness; or (v) the Agent has invoked any other remedy or right it has available with respect to the Guaranteed Indebtedness.  Each Guarantor further agrees to make full payment to the Lenders even if circumstances exist which otherwise constitute a legal or equitable discharge of such Guarantor as surety or guarantor.

3.                                      The terms, conditions and provisions of Section 5.1 [Representations and Warranties] of the Credit Agreement are incorporated herein by reference as if fully set forth in this Guarantee.  The Guarantors, jointly and severally, without any further act or undertaking or the occurrence of any other event, make the representations and warranties set forth in Section 5.1 [Representations and Warranties] of the Credit Agreement to the Agent and to each of the Lenders on the date hereof and on the Closing Date and each date thereafter on which a Loan is made or a Letter of Credit is issued as provided in and subject to Section 6.1 [First Loans and Letters of Credit] and Section 6.2 [Each Additional Loan or Letter of Credit] of the Credit Agreement.  In addition, each Guarantor warrants to the Agent and the Lenders that: (i) no other agreement, representation or special condition exists between such Guarantor and the Agent or any Lender regarding the liability of such Guarantor hereunder, nor does any understanding exist between such Guarantor and any Lender that the obligations of such Guarantor hereunder are or will be other than as set forth herein; and (ii) as of the date hereof, such Guarantor has no defense whatsoever to any action or proceeding that may be brought to enforce this Guarantee.

4.                                      Until all of the Guaranteed Indebtedness is paid in full, each Guarantor waives and agrees not to enforce any of the rights of such Guarantor against the Borrower or the other Guarantors, including, but not limited to: (i) any right of such Guarantor to be subrogated in whole or in part to any right or claim with respect to any Guaranteed Indebtedness or any portion thereof to the Lenders which might otherwise arise from payment by any Guarantor to the Lenders on the account of the Guaranteed Indebtedness or any portion thereof; and (ii) any right of any Guarantor to require the marshalling of assets of the Borrower or the other Guarantors which might otherwise arise from payment by any Guarantor to the Lenders on account of the Guaranteed Indebtedness or any portion thereof.  If any amount shall be paid to any Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Lenders and shall forthwith be paid to the Agent and the Lenders to be credited and applied upon the Guaranteed Indebtedness, whether matured or unmatured, in accordance with the terms of the Credit Agreement.  Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

5.                                      Each Guarantor waives promptness and diligence by the Lenders with respect to its rights under the Credit Agreement or any of the other Loan Documents, including, but not limited to, this Guarantee.

6.                                      Each Guarantor waives any and all notice with respect to:  (i) acceptance by the Agent on behalf of the Lenders of this Guarantee; (ii) the provisions of any note, instrument or agreement relating to the Guaranteed Indebtedness; and (iii) any default in connection with the Guaranteed Indebtedness.

7.                                      Each Guarantor waives any presentment, demand, notice of dishonor or nonpayment, protest, and notice of protest in connection with the Guaranteed Indebtedness.

8.                                      Each Guarantor agrees that the Lenders may from time to time and as many times as the Lenders, in their sole discretion, deem appropriate, do any of the following without notice to any Guarantor and without adversely affecting the validity or enforceability of this Guarantee:

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(i) release, surrender, exchange, compromise, or settle the Guaranteed Indebtedness or any portion thereof; (ii) change, renew, or waive the terms of the Guaranteed Indebtedness or any portion thereof; (iii) change, renew, or waive the terms, including without limitation, the rate of interest charged to the Borrower or any Guarantor, of any note, instrument, or agreement relating to the Guaranteed Indebtedness or any portion thereof; (iv) grant any extension or indulgence with respect to the payment to the Lenders of the Guaranteed Indebtedness or any portion thereof; (v) enter into any agreement of forbearance with respect to the Guaranteed Indebtedness or any portion thereof; (vi) release, surrender, exchange or compromise any security held by the Agent on behalf of the Lenders for the Guaranteed Indebtedness; (vii) release any Person who is a guarantor or surety or who has agreed to purchase the Guaranteed Indebtedness or any portion thereof; and (viii) release, surrender, exchange or compromise any security or lien held by the Agent on behalf of the Lenders for the liabilities of any Person who is a guarantor or surety for the Guaranteed Indebtedness or any portion thereof.  Each Guarantor agrees that the Agent on behalf of the Lenders may do any of the above as it deems necessary or advisable, in its sole discretion, without giving any notice to any Guarantor, and that each Guarantor will remain liable for full payment to the Lenders of the Guaranteed Indebtedness.

9.                                      Each Guarantor agrees to be jointly and severally bound by the terms of this Guarantee and jointly and severally liable under this Guarantee.  As a result of such liability, each Guarantor acknowledges that the Lenders may, in their sole discretion, elect to enforce this Guarantee for the total Guaranteed Indebtedness against any Guarantor without any duty or responsibility to pursue the other Guarantors and that such an election by the Lenders shall not be a defense to any action the Agent on behalf of the Lenders may elect to take against any Guarantor.

10.                               If any amount owing hereunder shall have become due and payable (by acceleration or otherwise), any Lender and any branch, subsidiary or affiliate of any Lender anywhere in the world shall each have the right, at any time and from time to time to the fullest extent permitted by Law, in addition to all other rights and remedies available to it, without prior notice to any Guarantor, to set-off against and to appropriate and apply to such due and payable amounts any debt owing to, and any other funds held in any manner for the account of any Guarantor by any Lender or any such branch, subsidiary or affiliate including, without limitation, all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by any Guarantor with any Lender or such branch, subsidiary or affiliate.  Such right shall exist whether or not any Lender shall have given notice or made any demand hereunder or under any of the Notes or Loan Documents, whether or not such debt owing to or funds held for the account of any Guarantor is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guarantee or any other security, right or remedy available to any Lender.  Each Guarantor hereby consents to and confirms the foregoing arrangements, and confirms each Lenders rights and each such branch’s, subsidiary’s and affiliate’s rights of banker’s lien and set-off.

11.                               Each Guarantor recognizes and agrees that the Borrower, after the date hereof, may incur additional Obligations or other obligations, fees and expenses to the Lenders under the Credit Agreement, refinance existing Guaranteed Indebtedness or pay existing Guaranteed Indebtedness and subsequently incur additional Obligations to the Lenders under the Credit Agreement, and that in any such transaction, even if such transaction is not now contemplated,

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the Lenders will rely in any such case upon this Guarantee and the enforceability thereof against each Guarantor and that this Guarantee shall remain in full force and effect with respect to such future Obligations of the Borrower to the Lenders and such Obligations shall for all purposes constitute Guaranteed Indebtedness.

12.                               Each Guarantor further agrees that, if at any time all or any part of any payment, from whomever received, theretofore applied by the Lenders to any of the Guaranteed Indebtedness is or must be rescinded or returned by the Lenders for any reason whatsoever including, without limitation, the insolvency, bankruptcy or reorganization of any Guarantor, such liability shall, for the purposes of this Guarantee, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by any Lender, and this Guarantee shall continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application by the Lenders had not been made.

13.                               Each Guarantor agrees that no failure or delay on the part of any Lender or of the Agent on behalf of the Lenders to exercise any of its rights, powers or privileges under this Guarantee shall be a waiver of such rights, powers or privileges or a waiver of any default, nor shall any single or partial exercise of any of the Agent’s or of any Lenders’ rights, powers or privileges preclude other or further exercise thereof or the exercise of any other right, power or privilege or be construed as a waiver of any default.  Each Guarantor further agrees that no waiver or modification of any rights of the Lenders or of the Agent under this Guarantee shall be effective unless in writing and signed by each Lender and the Agent.  Each Guarantor further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of any Lender or of the Agent in any other respect.

14.                               Each Guarantor unconditionally agrees to pay all costs and expenses, including attorney’s fees, incurred by the Agent on behalf of the Lenders in enforcing this Guarantee against any Guarantor.

15.                               Each Guarantor agrees that this Guarantee and the rights and obligations of the parties hereto shall for all purposes be governed by and construed and enforced in accordance with the substantive law of the State of New Jersey without giving effect to its principles of conflict of laws.

16.                               Each Guarantor acknowledges that in addition to binding itself to this Guarantee, at the time of execution of this Guarantee the Agent offered to such Guarantor a copy of this Guarantee in the form in which it was executed and that by acknowledging this fact such Guarantor may not later be able to claim that a copy of the Guarantee was not received by it.

17.                               Each Guarantor agrees that this Guarantee shall be binding upon each Guarantor and its successors and assigns; provided, however, that no Guarantor may assign or transfer any of its rights and obligations hereunder or any interest herein.  Each Guarantor further agrees that (i) this Guarantee is freely assignable and transferable by the Lenders in connection with any assignment or transfer of the Guaranteed Indebtedness and (ii) this Guarantee shall inure to the benefit of the Lenders, and their successors and assigns.

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18.                               Each Guarantor agrees that if any Guarantor fails to perform any covenant or agreement hereunder or if there occurs and continues to exist an Event of Default under the Credit Agreement, all or any part of the Guaranteed Indebtedness may be declared to be forthwith due and payable and, in the case of an Event of Default described in Section 8.1.14 [Involuntary Proceedings] or Section 8.1.15 [Voluntary Proceedings] of the Credit Agreement, the Guaranteed Indebtedness shall be immediately due and payable, in any case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

19.                               Each Guarantor agrees that the enumeration of the Lenders’ rights and remedies set forth in this Guarantee is not intended to be exhaustive and the exercise by any of the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement among the parties to the Loan Documents or which may now or hereafter exist at law or in equity or by suit or otherwise.

20.                               Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guarantee shall be given to each of the Guarantors at the address set forth below their respective names on the signature page hereof in the manner provided in Section 10.6 [Notices] of the Credit Agreement.

21.                               (a)                                 Each Guarantor agrees that the provisions of this Guarantee are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

(i)                                     if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Guarantee in any jurisdiction.

(ii)                                  if this Guarantee would be held or determined to be void, invalid or unenforceable on account of the amount of a Guarantor’s aggregate liability under this Guarantee, then, notwithstanding any other provision of this Guarantee to the contrary, the aggregate amount of such liability shall, without any further action by the Lenders, such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is not greater than the greater of:

(A)                               the fair consideration actually received by such Guarantor under the terms of and as a result of the Loan Documents, including, without limiting the generality of the foregoing, and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guarantees, distributions or advances made to such Guarantor with the proceeds of any credit extended under the Loan Documents in exchange for its guaranty of the Guaranteed Indebtedness, or

(B)                               the excess of (1) the amount of the fair saleable value of the assets of such Guarantor as of the date of this Guarantee as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in

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effect on the date thereof over (2) the amount of all liabilities of such Guarantor as of the date of this Guarantee, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date thereof.

(b)                                 If the guarantee by any one or more Guarantors of the Guaranteed Indebtedness is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect:

(i)                                     the validity and enforceability of the guarantee hereunder by any other Guarantor, which shall continue in full force and effect in accordance with its terms; or

(ii)                                  the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable.

22.                               EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE.  EACH GUARANTOR (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND EXECUTION AND DELIVERY HEREOF BY EACH GUARANTOR, AND (ii) ACKNOWLEDGES THAT THE ENTERING INTO OF THE CREDIT AGREEMENT BY THE LENDERS HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

23.                               Each Guarantor (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Superior Court of New Jersey, Law Division, Middlesex County, or any successor to said court, and to the nonexclusive jurisdiction of the United States District Court for the District of New Jersey, or any successor to said court (hereinafter referred to as the “New Jersey Courts”) for purposes of any suit, action or other proceeding which relates to this Guarantee or any other Loan Document, (ii) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New Jersey Courts; that such suit, action or proceeding is brought in an inconvenient forum; that the venue of such suit, action or proceeding is improper; or that this Guarantee or any Loan Document may not be enforced in or by the New Jersey Courts, (iii) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the New Jersey Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the New Jersey Courts, and (iv) waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail addressed as provided in Section 20 hereof and service so made shall be deemed to be completed upon actual receipt thereof.  Nothing herein shall limit any Lenders right to bring any suit, action or other proceeding against any Guarantor or any of any Guarantor’s assets or to serve process on any Guarantor by any means authorized by Law.

24.                               Each Guarantor waives all defenses based on suretyship not specifically waived.

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25.                               At any time when the Borrower wishes to cause the Lenders to release a Guarantor from its obligations under this Guarantee (whether directly or in connection with the designation of a Restricted Subsidiary as a Non-Restricted Person), the consent of the Lenders shall be required as described below and shall be subject to the other provisions of this Section 25.

(a)                                 For the release of (i) any Guarantor whose assets are principally comprised of residential or commercial property which is leased or held for the purposes of leasing to unaffiliated third parties or (ii) any Guarantor in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment less than $1,000,000 or (iii) Corporate Office Subsidiary incident to it becoming an Non-Restricted Person or (iv) any Guarantor at the time such Guarantor enters into a newly-formed Joint Venture with a person which is not an Affiliate of the Loan Parties and transfers all or a substantial portion of its assets to such Joint Venture provided that such Guarantor is a Non-Restricted Person (or simultaneously with Borrower’s request for such release the Borrower has designated such Guarantor as a “Non-Restricted Person” in compliance with Section 2.11.2 of the Credit Agreement), no consent of the Lenders shall be required and such request of the Borrower shall be granted absent an Event of Default or Potential Default, effective on the date specified by the Borrower which shall not be earlier than five (5) Business Days after the receipt by the Agent of such request;

(b)                                 For the release of any Guarantor (not described in clause 26(a)(i) hereof) in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment greater than or equal to $1,000,000 and less than $5,000,000 (except Corporate Office Subsidiary, if otherwise applicable), the consent of Required Lenders shall be required; and

(c)                                  For the release of Hovnanian or any Guarantor (not described in clause 26(a)(i) hereof) in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment greater than or equal to $5,000,000 (except Corporate Office Subsidiary, if otherwise applicable), the consent of 100% of the Lenders shall be required.

(d)                                 The designation of a Person as a Non-Restricted Person for any reason shall not itself constitute a release of any Guarantor and any such release of such Person shall be in accordance with Section 2.11 of the Credit Agreement.

26.                               All of the terms, conditions and provisions of Sections 7.1 [Affirmative Covenants], Section 7.2 [Negative Covenants] and Section 7.3 [Reporting Requirements] of the Credit Agreement are incorporated herein by reference as if fully set forth herein.  Each of the Guarantors, jointly and severally, without any further act or undertaking or the occurrence of any other event, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations under the Credit Agreement and the satisfaction of the Guaranteed Indebtedness under this Guarantee and termination of the Commitments, they shall comply with the affirmative covenants set forth in Section 7.1 [Affirmative Covenants] of the Credit Agreement, comply with the negative covenants set forth in Section 7.2 [Negative Covenants] of the Credit Agreement and comply

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with Section 7.3 [Reporting Requirements] of the Credit Agreement.  In particular, each of the Guarantors shall not own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Guarantee as a Guarantor on the Closing Date, (ii) any Subsidiary formed or acquired after the Closing Date which joins this Guarantee as a Guarantor pursuant to Section 27 below or (iii) any Non-Restricted Person.  To the extent that the obligations set forth in Section 7.3 [Reporting Requirements] are obligations which, by their nature, can only be performed and/or satisfied by the Borrower and/or by Hovnanian, each of the Guarantors shall fully cooperate with the Borrower and with Hovnanian in their respective efforts to comply with their respective obligations set forth therein.

27.                               Any Subsidiary of Hovnanian which is required to join this Guarantee as a Guarantor pursuant to Section 26 hereof or which is to become a Restricted Subsidiary shall execute and deliver to the Agent (i) a Guarantor Joinder pursuant to which it shall join as a Guarantor this Guarantee; and (ii) at the request of the Agent, documents in the forms described in Section 6.1 [First Loans and Letters of Credit] of the Credit Agreement, modified as appropriate to relate to such new Guarantor.  Such new Guarantor shall deliver such Guarantor Joinder and any related documents that the Agent may reasonably request to the Agent after the formation thereof and its designation as a Restricted Subsidiary, and such Subsidiary shall not be a Restricted Subsidiary until the delivery and effectiveness of the items required herein.

28.                               All of the representations and warranties of the Guarantors contained herein (either directly or indirectly) or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of the Credit Agreement by any other party, including the Agent and the Lenders, any investigation by the Agent or the Lenders, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans.  All covenants and agreements of the Guarantors contained in this Guarantee shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit under the Credit Agreement, and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit.

29.                               Notwithstanding the other provisions contained herein, at such time as the Guaranteed Indebtedness shall have been paid in full, this Guarantee and all obligations of the Agent and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.  At the request and sole expense of the Guarantors, following any such termination, the Agent shall execute and deliver to the Guarantors such documents as the Guarantors shall reasonably request to evidence such termination.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

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[SIGNATURE PAGE 1 OF 35 TO THE GUARANTY AGREEMENT]

IN WITNESS WHEREOF, each Guarantor and the Agent, intending to be legally bound, have executed this Guarantee on the date first above written.

HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
Name:	J. Larry Sorsby
Title:	Executive Vice President and Chief Financial Officer

ARROW PROPERTIES, INC.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

K. HOV INTERNATIONAL, INC.

K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT BALLANTRAE, INC.

K. HOVNANIAN AT BERNARDS IV, INC.

K. HOVNANIAN AT BRANCHBURG III, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER VI, INC.

K. HOVNANIAN AT BURLINGTON III, INC.

K. HOVNANIAN AT BURLINGTON, INC.

K. HOVNANIAN AT CALABRIA, INC.

K. HOVNANIAN AT CARMEL DEL MAR, INC.

K. HOVNANIAN AT CASTILE, INC.

K. HOVNANIAN AT CHAPARRAL, INC.

[SIGNATURE PAGE 2 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT CLARKSTOWN, INC.

K. HOVNANIAN AT CRESTLINE, INC.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST WHITELAND I, INC.

K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HACKETTSTOWN, INC.

K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.

K. HOVNANIAN AT HOPEWELL IV, INC.

K. HOVNANIAN AT HOPEWELL VI, INC.

K. HOVNANIAN AT HOWELL TOWNSHIP, INC.

K. HOVNANIAN AT KINGS GRANT I, INC.

K. HOVNANIAN AT KLOCKNER FARMS, INC.

K. HOVNANIAN AT LA TERRAZA, INC.

K. HOVNANIAN AT LA TROVATA, INC.

K. HOVNANIAN AT LAKEWOOD, INC.

K. HOVNANIAN AT LOWER SAUCON, INC.

K. HOVNANIAN AT MAHWAH II, INC.

K. HOVNANIAN AT MAHWAH V, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAHWAH VII, INC.

K. HOVNANIAN AT MANALAPAN, INC.

K. HOVNANIAN AT MARLBORO II, INC.

[SIGNATURE PAGE 3 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.

K. HOVNANIAN AT METRO DC SOUTH, INC.

K. HOVNANIAN AT MONTCLAIR NJ, INC.

K. HOVNANIAN AT MONTGOMERY I, INC.

K. HOVNANIAN AT MONROE II, INC.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHLAKE, INC.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC.

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT PERKIOMEN I, INC.

K. HOVNANIAN AT PERKIOMEN II, INC.

K. HOVNANIAN AT PLAINSBORO III, INC.

K. HOVNANIAN AT PRINCETON, INC.

K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.

K. HOVNANIAN AT RESERVOIR RIDGE, INC.

K. HOVNANIAN AT SAN SEVAINE, INC.

K. HOVNANIAN AT SARATOGA, INC.

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTCH PLAINS II, INC.

K. HOVNANIAN AT SCOTCH PLAINS, INC.

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK III, INC.

[SIGNATURE PAGE 4 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.

K. HOVNANIAN AT STONE CANYON, INC.

K. HOVNANIAN AT STONY POINT, INC.

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT TANNERY HILL, INC.

K. HOVNANIAN AT THE BLUFF, INC.

K. HOVNANIAN AT THE CEDARS, INC.

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TIERRASANTA, INC.

K. HOVNANIAN AT TUXEDO, INC.

K. HOVNANIAN AT UNION TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT VAIL RANCH, INC.

K. HOVNANIAN AT WALL TOWNSHIP VI, INC.

K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.

K. HOVNANIAN AT WASHINGTONVILLE, INC.

K. HOVNANIAN AT WAYNE III, INC.

K. HOVNANIAN AT WAYNE V, INC.

K. HOVNANIAN AT WILDROSE, INC.

K. HOVNANIAN COMPANIES NORTHEAST, INC.

[SIGNATURE PAGE 5 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF METRO WASHINGTON, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF NORTH CAROLINA, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN CONSTRUCTION II, INC.

K. HOVNANIAN CONSTRUCTION III, INC.

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN DEVELOPMENT OF METRO WASHINGTON, INC.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

[SIGNATURE PAGE 6 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF METRO WASHINGTON, INC.

K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN ENTERPRISES, INC.

K. HOVNANIAN EQUITIES, INC.

K. HOVNANIAN FORECAST HOMES, INC.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF VIRGINIA, INC.

[SIGNATURE PAGE 7 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN INVESTMENT PROPERTIES OF NEW JERSEY, INC.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF NEWARK URBAN RENEWAL CORPORATION, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.

K. HOVNANIAN PROPERTIES OF WALL, INC.

KHC ACQUISITION, INC.

LANDARAMA, INC.

M&M AT LONG BRANCH, INC.

MATZEL & MUMFORD OF DELAWARE, INC.

MCNJ, INC.

PINE BROOK COMPANY, INC.

REFLECTIONS OF YOU INTERIORS, INC.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

THE MATZEL & MUMFORD ORGANIZATION, INC.

WASHINGTON HOMES, INC.

WESTMINSTER HOMES OF TENNESSEE, INC.

WESTMINSTER HOMES, INC.

WH LAND I, INC.

[SIGNATURE PAGE 8 OF 35 TO THE GUARANTY AGREEMENT]

WH PROPERTIES, INC.

By:	/s/ J. Larry Sorsby
J. Larry Sorsby
On behalf of, and as Executive Vice President and Chief Financial Officer of each of the foregoing corporations

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF D.C., L.L.C.

By:	K. Hovnanian Developments of D.C., Inc., as the sole member of the foregoing limited liability company

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOVNANIAN AT KING FARM, L.L.C.

K. HOVNANIAN AT RODERUCK. L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN COMPANIES OF METRO D.C. NORTH, L.L.C.

[SIGNATURE PAGE 9 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

RIDGEMORE UTILITY, L.L.C.

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WESTMINSTER HOMES OF ALABAMA, L.L.C.

WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.

WOODLAND LAKES CONDOS @ BOWIE NEWTOWN, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

DULLES COPPERMINE, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.

K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

[SIGNATURE PAGE 10 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN FOUR SEASONS AT HISTORIC VIRGINIA, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.

K. HOVNANIAN HOMES AT LAUREL HIGHLANDS, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

By:	K. Hovnanian Developments of Metro Washington, Inc., as the sole member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

EDISON CONTRACT SERVICES, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BERNARDS V, L.L.C.

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C

K. HOVNANIAN AT CAMDEN I, L.L.C.

[SIGNATURE PAGE 11 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CLIFTON II, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT CURRIES WOODS, L.L.C.

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

[SIGNATURE PAGE 12 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.

K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LINWOOD, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.

K. HOVNANIAN AT LONG BRANCH I, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANSFIELD I, L.L.C.

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

[SIGNATURE PAGE 13 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE III, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.

K. HOVNANIAN AT NORTH BERGEN II, L.L.C.

K. HOVNANIAN AT NORTH BERGEN, L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

[SIGNATURE PAGE 14 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT READINGTON II, L.L.C.

K. HOVNANIAN AT RED BANK, L.L.C.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SMITHVILLE III, L.L.C.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT SPRINGFIELD, L.L.C.

K. HOVNANIAN AT TEANECK, L.L.C.

K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

K. HOVNANIAN AT WANAQUE, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

[SIGNATURE PAGE 15 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE VIII, L.L.C.

K. HOVNANIAN AT WEST MILFORD, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN INVESTMENTS, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.LC.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.K. HOVNANIAN T&C INVESTMENT, L.L.C.

K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.

[SIGNATURE PAGE 16 OF 35 TO THE GUARANTY AGREEMENT]

KHIP, L.L.C.By:		K. Hovnanian Holdings NJ,
L.L.C., as the sole member of each of the foregoing limited liability companies.

By:	K. Hovnanian Developments of New Jersey, Inc., as member

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and
Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and
Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.

K. HOVNANIAN AT 4S II, L.L.C.

K. HOVNANIAN AT 4S, L.L.C.

K. HOVNANIAN AT ACQUA VISTA, L.L.C.

K. HOVNANIAN AT ALISO, L.L.C.

K. HOVNANIAN AT ARBOR HEIGHTS, L.L.C.

[SIGNATURE PAGE 17 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT BELLA LAGO, L.L.C.

K. HOVNANIAN AT BRIDLEWOOD, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.

K. HOVNANIAN AT CITY IN THE HILLS, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, L.L.C.

K. HOVNANIAN AT EASTLAKE, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT HIGHWATER, L.L.C.

K. HOVNANIAN AT LA COSTA, L.L.C

K. HOVNANIAN AT LA HABRA KNOLLS, L.L.C.

K. HOVNANIAN AT MENIFEE, L.L.C.

K. HOVNANIAN AT MOSAIC, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, L.L.C.

K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.

K. HOVNANIAN AT PARK LANE, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.

K. HOVNANIAN AT RIVERBEND II, L.L.C.

K. HOVNANIAN AT RIVERBEND, L.L.C.

K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.

[SIGNATURE PAGE 18 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT SHELF COMPANY, L.L.C.

K. HOVNANIAN AT SKYE ISLE, L.L.C.

K. HOVNANIAN AT SUNSETS, L.L.C.

K. HOVNANIAN AT THE CROSBY, L.L.C.

K. HOVNANIAN AT THE GABLES, L.L.C.

K. HOVNANIAN AT THE PRESERVE, L.L.C.

K. HOVNANIAN AT THOMPSON RANCH, L.L.C.

K. HOVNANIAN AT TRAIL RIDGE, L.L.C.

K. HOVNANIAN AT WINCHESTER, L.L.C.

K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.

[SIGNATURE PAGE 19 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN’S FOUR SEASONS, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief
Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

K. HOVNANIAN HOLDINGS NJ, L.L.C.

By:	K. Hovnanian Developments of New Jersey, Inc., as member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief
Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 20 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT NORTHAMPTON. L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT WEST BRADFORD, L.L.C.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

[SIGNATURE PAGE 21 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN WINDWARD HOMES, L.L.C.

[SIGNATURE PAGE 22 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

By:	Hovnanian Developments of Florida, Inc., as the sole member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

K. HOVNANIAN COMPANIES, LLC

By:	K. Hovnanian Enterprises, Inc., as member of the foregoing limited liability company.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 23 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

By:	K. Hovnanian at Perkiomen II, Inc., as the sole member of the foregoing limited liability company.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.

By:		K. Hovnanian Developments of South Carolina, Inc., as the sole member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

[SIGNATURE PAGE 24 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.

By:	K. Hovnanian Developments of Arizona, Inc., as the sole member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

By:	K. Hovnanian Developments of Minnesota, Inc., as the sole member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief
Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

[SIGNATURE PAGE 25 OF 35 TO THE GUARANTY AGREEMENT]

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

By:	K. Hovnanian Developments of Ohio, Inc., as the sole member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

By:	K. Hovnanian Developments of West Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 26 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.

By:	K. Hovnanian Developments of Michigan, Inc., as the sole member of the foregoing limited liability company.

By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

KINGS COURT AT MONTGOMERY, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT KENSINGTON WOODS, L.L.C.

M&M AT WEST ORANGE, L.L.C.

M&M AT APPLE RIDGE, L.L.C.

M&M AT BROOKHILL, L.L.C.

M&M AT EAST MILL, L.L.C.

M&M AT HERITAGE WOODS, L.L.C.

M&M AT MORRISTOWN, L.L.C.

M&M AT SHERIDAN, L.L.C.

M&M AT SPARTA, L.L.C.

M&M AT SPINNAKER POINTE, L.L.C.

M&M AT SPRUCE HOLLOW, L.L.C.

M&M AT SPRUCE MEADOWS, L.L.C.

M&M AT SPRUCE RUN, L.L.C.

[SIGNATURE PAGE 27 OF 35 TO THE GUARANTY AGREEMENT]

M&M AT THE HIGHLANDS, L.L.C.

MATZEL & MUMFORD AT CRANBURY KNOLL, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT FREEHOLD, L.L.C.

MATZEL & MUMFORD AT HERITAGE LANDING,L.L.C.

MATZEL & MUMFORD AT MONTGOMERY, L.L.C.

MATZEL & MUMFORD AT PHILLIPSBURG, L.L.C.

MATZEL & MUMFORD AT SOUTH BRUNSWICK, L.L.C.

MATZEL & MUMFORD AT WOODLAND CREST, L.L.C.

THE LANDINGS AT SPINNAKER POINTE, L.L.C.

By:	The Matzel & Mumford Organization, Inc., as the sole member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 28 OF 35 TO THE GUARANTY AGREEMENT]

M&M AT ROBERT MORRIS, L.L.C.

M&M AT TAMARACK HOLLOW, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MMIP, L.L.C.

By:	M&M Investments, LP, as the sole member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.

PADDOCKS, L.L.C.

[SIGNATURE PAGE 29 OF 35 TO THE GUARANTY AGREEMENT]

PINE AYR, L.L.C.

By:	K. Hovnanian Homes of Maryland, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.

By:	Goodman Family of Builders, L.P., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of Florida, as general partner of each of the foregoing limited partnerships.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 30 OF 35 TO THE GUARANTY AGREEMENT]

NORTH MANATEE, L.L.C.

By:	Hovnanian Land Investment Group of Florida, L.L.C., as the sole member of the foregoing limited liability company.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

K. HOVNANIAN AT YONKERS I, L.L.C.

K. HOVNANIAN AT YONKERS II,L.L.C.

[SIGNATURE PAGE 31 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT YONKERS III, L.L.C.

By:	K. Hovnanian at Northern Westchester, Inc., as the sole member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.

	By:	K. Hovnanian Development of Metro Washington, Inc., as the sole member of each of the foregoing limited liability companies.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 32 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

By:	K. Hovnanian Developments of Delaware, Inc., as the sole member of the foregoing limited liability company.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.

By:	K. Hovnanian’s Four Seasons At Menifee Valley, L.L.C.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 33 OF 35 TO THE GUARANTY AGREEMENT]

GOODMAN FAMILY OF BUILDERS, L.P.

By:	K. Hovnanian Developments of Florida, as general partner of the foregoing limited partnership.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

K. HOVNANIAN OF HOUSTON II, L.P.

K. HOVNANIAN OF HOUSTON, L.P.

By:	K. Hovnanian Developments of Texas, Inc., as general partner of each of the foregoing limited partnerships.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 34 OF 35 TO THE GUARANTY AGREEMENT]

M&M INVESTMENTS, L.P.

By:	The Matzel & Mumford Organization, Inc., as general partner of the foregoing limited partnership.

	By:	/s/ J. Larry Sorsby
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:	/s/ Peter S. Reinhart
Peter S. Reinhart
Secretary

Address for Notices for each of the foregoing Guarantors:

c/o K. Hovnanian Enterprises, Inc.
10 Route 35, P.O. Box 500
Red Bank, NJ 07701
Attention: Kevin C. Hake
Telephone: (732) 747-7800
Telecopy: (732) 747-6835

[SIGNATURE PAGE 35 OF 35 TO THE GUARANTY AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
as Agent

By:	/s/ Douglas G. Paul
Name:	Douglas G. Paul
Title:	Senior Vice President

EXHIBIT 1.1(A)

FORM OF

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, letters of credit and swingline loans) (the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:	[and is an Affiliate(1)]

3.	Borrower:	K. Hovnanian Enterprises, Inc.

4.	Agent:	PNC Bank, National Association, as the agent under the Credit Agreement

5.	Credit Agreement:

The Fifth Amended and Restated Credit Agreement dated June 14, 2005 among K. Hovnanian Enterprises, Inc. (the “Borrower”), Hovnanian Enterprises, Inc., as a Guarantor, the Lenders now or hereafter party thereto and PNC Bank, National Association, as administrative agent (the “Agent”)

(1)         Insert if applicable.

6.                                      Assigned Interest:

Facility Assigned		Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans(2)
	(3)	$	$		%
		$	$		%
		$	$		%

Effective Date:                          , 20     [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.](4)

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

[Consented to and](5) Accepted:

PNC BANK, NATIONAL ASSOCIATION, as
Agent

By
Name:
Title:

(2)   Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

(3)   Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Credit Commitment”, “Term Loan Commitment”, etc.) The same percentage of each facility owned by the Assignor shall be assigned to the Assignee.

(4)  Assignor shall pay a fee of $3,500 to the Agent in connection with the Assignment.

(5)   To be added only if the consent of the Agent is required by the terms of the Credit Agreement.

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[Consented to:](6)

[NAME OF BORROWER OR OTHER RELEVANT PARTY]

By
Name:
Title:

(6)   To be added only if the consent of the Borrower and/or other parties (e.g. Swingline Lender, L/C Issuer) is required by the terms of the Credit Agreement.

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ANNEX 1

[                  ](7)

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
AND ASSUMPTION AGREEMENT

1.                                      Representations and Warranties.

1.1                               Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the “Loan Documents”), or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.                            Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements, if any, of an eligible assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.3 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if Assignee is not incorporated or organized under the laws of the United States of America or any State thereof, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.                                      Payments.  From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.(8)

3.                                      General Provisions.  This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment.  This Assignment shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

(7)   Describe Credit Agreement at option of Agent.

(8)   Agent should consider whether this method conforms to its systems.  In some circumstances, the following alternative language may be appropriate:  “From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date.  The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.”

EXHIBIT 1.1(G)(1)

FORM OF
AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT

THIS AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT (the “Guarantee”) is made and entered into June 14, 2005, by each of the entities listed on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), in favor of PNC BANK, NATIONAL ASSOCIATION, including its successors and assigns, as administrative agent for the Lenders under the Credit Agreement described below (the “Agent”).

BACKGROUND:

In order to induce the Lenders to make loans to K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), in accordance with that certain Fifth Amended and Restated Credit Agreement of even date herewith (as it may hereafter from time to time be amended, restated, modified or supplemented, the “Credit Agreement”) by and among the Borrower, Hovnanian Enterprises, Inc. (one of the Guarantors), the Agent, and the Lenders now or hereafter party thereto (the “Lenders”), each Guarantor hereby unconditionally and irrevocably guarantees and becomes surety as though it was a primary obligor for the full and timely payment when due, whether at maturity, by declaration, acceleration or otherwise, of the principal of and interest and fees on all Obligations (as defined in the Credit Agreement), both those now in existence and those that shall hereafter be made, of the Borrower to the Agent and the Lenders under the Credit Agreement and the Notes issued by the Borrower in connection therewith and any extensions, renewals, replacements or refundings thereof, and each and every other obligation or liability (both those now in existence and those that shall hereafter arise and including, without limitation, all costs and expenses of enforcement and collection, including reasonable attorney’s fees) of the Borrower to the Lenders under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), and any extensions, renewals, replacements or refundings thereof (hereinafter referred to as the “Guaranteed Indebtedness”), whether or not such Guaranteed Indebtedness or any portion thereof shall hereafter be released or discharged or is for any reason invalid or unenforceable.

1.                                      Capitalized terms used herein and not otherwise defined herein shall have such meanings given to them in the Credit Agreement.

2.                                      Each Guarantor agrees to make such full payment forthwith upon demand of the Agent when the Guaranteed Indebtedness or any portion thereof is due to be paid by the Borrower to the Lenders, whether at stated maturity, by declaration, acceleration or otherwise.  Each Guarantor agrees to make such full payment irrespective of whether or not any one or more of the following events has occurred:  (i) the Agent has made any demand on the Borrower or the other Guarantors; (ii) the Agent has taken any action of any nature against the Borrower or the other Guarantors; (iii) the Agent has pursued any rights which it has against any other Person who may be liable for the Guaranteed Indebtedness; (iv) the Agent holds or has resorted to any security for the Guaranteed Indebtedness; or (v) the Agent has invoked any other remedy or right it has available with respect to the Guaranteed Indebtedness.  Each Guarantor further agrees to make full payment to the Lenders even if circumstances exist which otherwise constitute a legal or equitable discharge of such Guarantor as surety or guarantor.

3.                                      The terms, conditions and provisions of Section 5.1 [Representations and Warranties] of the Credit Agreement are incorporated herein by reference as if fully set forth in this Guarantee.  The Guarantors, jointly and severally, without any further act or undertaking or the occurrence of any other event, make the representations and warranties set forth in Section 5.1 [Representations and Warranties] of the Credit Agreement to the Agent and to each of the Lenders on the date hereof and on the Closing Date and each date thereafter on which a Loan is made or a Letter of Credit is issued as provided in and subject to Section 6.1 [First Loans and Letters of Credit] and Section 6.2 [Each Additional Loan or Letter of Credit] of the Credit Agreement.  In addition, each Guarantor warrants to the Agent and the Lenders that: (i) no other agreement, representation or special condition exists between such Guarantor and the Agent or any Lender regarding the liability of such Guarantor hereunder, nor does any understanding exist between such Guarantor and any Lender that the obligations of such Guarantor hereunder are or will be other than as set forth herein; and (ii) as of the date hereof, such Guarantor has no defense whatsoever to any action or proceeding that may be brought to enforce this Guarantee.

4.                                      Until all of the Guaranteed Indebtedness is paid in full, each Guarantor waives and agrees not to enforce any of the rights of such Guarantor against the Borrower or the other Guarantors, including, but not limited to: (i) any right of such Guarantor to be subrogated in whole or in part to any right or claim with respect to any Guaranteed Indebtedness or any portion thereof to the Lenders which might otherwise arise from payment by any Guarantor to the Lenders on the account of the Guaranteed Indebtedness or any portion thereof; and (ii) any right of any Guarantor to require the marshalling of assets of the Borrower or the other Guarantors which might otherwise arise from payment by any Guarantor to the Lenders on account of the Guaranteed Indebtedness or any portion thereof.  If any amount shall be paid to any Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Lenders and shall forthwith be paid to the Agent and the Lenders to be credited and applied upon the Guaranteed Indebtedness, whether matured or unmatured, in accordance with the terms of the Credit Agreement.  Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

5.                                      Each Guarantor waives promptness and diligence by the Lenders with respect to its rights under the Credit Agreement or any of the other Loan Documents, including, but not limited to, this Guarantee.

6.                                      Each Guarantor waives any and all notice with respect to:  (i) acceptance by the Agent on behalf of the Lenders of this Guarantee; (ii) the provisions of any note, instrument or agreement relating to the Guaranteed Indebtedness; and (iii) any default in connection with the Guaranteed Indebtedness.

7.                                      Each Guarantor waives any presentment, demand, notice of dishonor or nonpayment, protest, and notice of protest in connection with the Guaranteed Indebtedness.

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8.                                      Each Guarantor agrees that the Lenders may from time to time and as many times as the Lenders, in their sole discretion, deem appropriate, do any of the following without notice to any Guarantor and without adversely affecting the validity or enforceability of this Guarantee: (i) release, surrender, exchange, compromise, or settle the Guaranteed Indebtedness or any portion thereof; (ii) change, renew, or waive the terms of the Guaranteed Indebtedness or any portion thereof; (iii) change, renew, or waive the terms, including without limitation, the rate of interest charged to the Borrower or any Guarantor, of any note, instrument, or agreement relating to the Guaranteed Indebtedness or any portion thereof; (iv) grant any extension or indulgence with respect to the payment to the Lenders of the Guaranteed Indebtedness or any portion thereof; (v) enter into any agreement of forbearance with respect to the Guaranteed Indebtedness or any portion thereof; (vi) release, surrender, exchange or compromise any security held by the Agent on behalf of the Lenders for the Guaranteed Indebtedness; (vii) release any Person who is a guarantor or surety or who has agreed to purchase the Guaranteed Indebtedness or any portion thereof; and (viii) release, surrender, exchange or compromise any security or lien held by the Agent on behalf of the Lenders for the liabilities of any Person who is a guarantor or surety for the Guaranteed Indebtedness or any portion thereof.  Each Guarantor agrees that the Agent on behalf of the Lenders may do any of the above as it deems necessary or advisable, in its sole discretion, without giving any notice to any Guarantor, and that each Guarantor will remain liable for full payment to the Lenders of the Guaranteed Indebtedness.

9.                                      Each Guarantor agrees to be jointly and severally bound by the terms of this Guarantee and jointly and severally liable under this Guarantee.  As a result of such liability, each Guarantor acknowledges that the Lenders may, in their sole discretion, elect to enforce this Guarantee for the total Guaranteed Indebtedness against any Guarantor without any duty or responsibility to pursue the other Guarantors and that such an election by the Lenders shall not be a defense to any action the Agent on behalf of the Lenders may elect to take against any Guarantor.

10.                               If any amount owing hereunder shall have become due and payable (by acceleration or otherwise), any Lender and any branch, subsidiary or affiliate of any Lender anywhere in the world shall each have the right, at any time and from time to time to the fullest extent permitted by Law, in addition to all other rights and remedies available to it, without prior notice to any Guarantor, to set-off against and to appropriate and apply to such due and payable amounts any debt owing to, and any other funds held in any manner for the account of any Guarantor by any Lender or any such branch, subsidiary or affiliate including, without limitation, all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by any Guarantor with any Lender or such branch, subsidiary or affiliate.  Such right shall exist whether or not any Lender shall have given notice or made any demand hereunder or under any of the Notes or Loan Documents, whether or not such debt owing to or funds held for the account of any Guarantor is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guarantee or any other security, right or remedy available to any Lender.  Each Guarantor hereby consents to and confirms the foregoing arrangements, and confirms each Lenders rights and each such branch’s, subsidiary’s and affiliate’s rights of banker’s lien and set-off.

11.                               Each Guarantor recognizes and agrees that the Borrower, after the date hereof, may incur additional Obligations or other obligations, fees and expenses to the Lenders under the

3

Credit Agreement, refinance existing Guaranteed Indebtedness or pay existing Guaranteed Indebtedness and subsequently incur additional Obligations to the Lenders under the Credit Agreement, and that in any such transaction, even if such transaction is not now contemplated, the Lenders will rely in any such case upon this Guarantee and the enforceability thereof against each Guarantor and that this Guarantee shall remain in full force and effect with respect to such future Obligations of the Borrower to the Lenders and such Obligations shall for all purposes constitute Guaranteed Indebtedness.

12.                               Each Guarantor further agrees that, if at any time all or any part of any payment, from whomever received, theretofore applied by the Lenders to any of the Guaranteed Indebtedness is or must be rescinded or returned by the Lenders for any reason whatsoever including, without limitation, the insolvency, bankruptcy or reorganization of any Guarantor, such liability shall, for the purposes of this Guarantee, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by any Lender, and this Guarantee shall continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application by the Lenders had not been made.

13.                               Each Guarantor agrees that no failure or delay on the part of any Lender or of the Agent on behalf of the Lenders to exercise any of its rights, powers or privileges under this Guarantee shall be a waiver of such rights, powers or privileges or a waiver of any default, nor shall any single or partial exercise of any of the Agent’s or of any Lenders’ rights, powers or privileges preclude other or further exercise thereof or the exercise of any other right, power or privilege or be construed as a waiver of any default.  Each Guarantor further agrees that no waiver or modification of any rights of the Lenders or of the Agent under this Guarantee shall be effective unless in writing and signed by each Lender and the Agent.  Each Guarantor further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of any Lender or of the Agent in any other respect.

14.                               Each Guarantor unconditionally agrees to pay all costs and expenses, including attorney’s fees, incurred by the Agent on behalf of the Lenders in enforcing this Guarantee against any Guarantor.

15.                               Each Guarantor agrees that this Guarantee and the rights and obligations of the parties hereto shall for all purposes be governed by and construed and enforced in accordance with the substantive law of the State of New Jersey without giving effect to its principles of conflict of laws.

16.                               Each Guarantor acknowledges that in addition to binding itself to this Guarantee, at the time of execution of this Guarantee the Agent offered to such Guarantor a copy of this Guarantee in the form in which it was executed and that by acknowledging this fact such Guarantor may not later be able to claim that a copy of the Guarantee was not received by it.

17.                               Each Guarantor agrees that this Guarantee shall be binding upon each Guarantor and its successors and assigns; provided, however, that no Guarantor may assign or transfer any of its rights and obligations hereunder or any interest herein.  Each Guarantor further agrees that (i) this Guarantee is freely assignable and transferable by the Lenders in connection with any

4

assignment or transfer of the Guaranteed Indebtedness and (ii) this Guarantee shall inure to the benefit of the Lenders, and their successors and assigns.

18.                               Each Guarantor agrees that if any Guarantor fails to perform any covenant or agreement hereunder or if there occurs and continues to exist an Event of Default under the Credit Agreement, all or any part of the Guaranteed Indebtedness may be declared to be forthwith due and payable and, in the case of an Event of Default described in Section 8.1.14 [Involuntary Proceedings] or Section 8.1.15 [Voluntary Proceedings] of the Credit Agreement, the Guaranteed Indebtedness shall be immediately due and payable, in any case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

19.                               Each Guarantor agrees that the enumeration of the Lenders’ rights and remedies set forth in this Guarantee is not intended to be exhaustive and the exercise by any of the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement among the parties to the Loan Documents or which may now or hereafter exist at law or in equity or by suit or otherwise.

20.                               Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guarantee shall be given to each of the Guarantors at the address set forth below their respective names on the signature page hereof in the manner provided in Section 10.6 [Notices] of the Credit Agreement.

21.                               (a)                                 Each Guarantor agrees that the provisions of this Guarantee are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

(i)                                     if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Guarantee in any jurisdiction.

(ii)                                  if this Guarantee would be held or determined to be void, invalid or unenforceable on account of the amount of a Guarantor’s aggregate liability under this Guarantee, then, notwithstanding any other provision of this Guarantee to the contrary, the aggregate amount of such liability shall, without any further action by the Lenders, such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is not greater than the greater of:

(A)                               the fair consideration actually received by such Guarantor under the terms of and as a result of the Loan Documents, including, without limiting the generality of the foregoing, and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guarantees, distributions or advances made to such Guarantor with the proceeds of any credit extended under the Loan Documents in exchange for its guaranty of the Guaranteed Indebtedness, or

5

(B)                               the excess of (1) the amount of the fair saleable value of the assets of such Guarantor as of the date of this Guarantee as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date thereof over (2) the amount of all liabilities of such Guarantor as of the date of this Guarantee, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date thereof.

(b)                                 If the guarantee by any one or more Guarantors of the Guaranteed Indebtedness is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect:

(i)                                     the validity and enforceability of the guarantee hereunder by any other Guarantor, which shall continue in full force and effect in accordance with its terms; or

(ii)                                  the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable.

22.                               EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE.  EACH GUARANTOR (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND EXECUTION AND DELIVERY HEREOF BY EACH GUARANTOR, AND (ii) ACKNOWLEDGES THAT THE ENTERING INTO OF THE CREDIT AGREEMENT BY THE LENDERS HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

23.                               Each Guarantor (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Superior Court of New Jersey, Law Division, Middlesex County, or any successor to said court, and to the nonexclusive jurisdiction of the United States District Court for the District of New Jersey, or any successor to said court (hereinafter referred to as the “New Jersey Courts”) for purposes of any suit, action or other proceeding which relates to this Guarantee or any other Loan Document, (ii) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New Jersey Courts; that such suit, action or proceeding is brought in an inconvenient forum; that the venue of such suit, action or proceeding is improper; or that this Guarantee or any Loan Document may not be enforced in or by the New Jersey Courts, (iii) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the New Jersey Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the New Jersey Courts, and (iv) waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail addressed as provided in Section 20 hereof and service so made shall be deemed to be completed upon actual receipt thereof.  Nothing herein shall limit any Lenders right to bring any suit, action or other proceeding

6

against any Guarantor or any of any Guarantor’s assets or to serve process on any Guarantor by any means authorized by Law.

24.                               Each Guarantor waives all defenses based on suretyship not specifically waived.

25.                               At any time when the Borrower wishes to cause the Lenders to release a Guarantor from its obligations under this Guarantee (whether directly or in connection with the designation of a Restricted Subsidiary as a Non-Restricted Person), the consent of the Lenders shall be required as described below and shall be subject to the other provisions of this Section 25.

(a)                                 For the release of (i) any Guarantor whose assets are principally comprised of residential or commercial property which is leased or held for the purposes of leasing to unaffiliated third parties or (ii) any Guarantor in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment less than $1,000,000 or (iii) Corporate Office Subsidiary incident to it becoming an Non-Restricted Person or (iv) any Guarantor at the time such Guarantor enters into a newly-formed Joint Venture with a person which is not an Affiliate of the Loan Parties and transfers all or a substantial portion of its assets to such Joint Venture provided that such Guarantor is a Non-Restricted Person (or simultaneously with Borrower’s request for such release the Borrower has designated such Guarantor as a “Non-Restricted Person” in compliance with Section 2.11.2 of the Credit Agreement), no consent of the Lenders shall be required and such request of the Borrower shall be granted absent an Event of Default or Potential Default, effective on the date specified by the Borrower which shall not be earlier than five (5) Business Days after the receipt by the Agent of such request;

(b)                                 For the release of any Guarantor (not described in clause 26(a)(i) hereof) in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment greater than or equal to $1,000,000 and less than $5,000,000 (except Corporate Office Subsidiary, if otherwise applicable), the consent of Required Lenders shall be required; and

(c)                                  For the release of Hovnanian or any Guarantor (not described in clause 26(a)(i) hereof) in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment greater than or equal to $5,000,000 (except Corporate Office Subsidiary, if otherwise applicable), the consent of 100% of the Lenders shall be required.

(d)                                 The designation of a Person as a Non-Restricted Person for any reason shall not itself constitute a release of any Guarantor and any such release of such Person shall be in accordance with Section 2.11 of the Credit Agreement.

26.                               All of the terms, conditions and provisions of Sections 7.1 [Affirmative Covenants], Section 7.2 [Negative Covenants] and Section 7.3 [Reporting Requirements] of the Credit Agreement are incorporated herein by reference as if fully set forth herein.  Each of the Guarantors, jointly and severally, without any further act or undertaking or the occurrence of any other event, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all

7

Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations under the Credit Agreement and the satisfaction of the Guaranteed Indebtedness under this Guarantee and termination of the Commitments, they shall comply with the affirmative covenants set forth in Section 7.1 [Affirmative Covenants] of the Credit Agreement, comply with the negative covenants set forth in Section 7.2 [Negative Covenants] of the Credit Agreement and comply Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations under the Credit Agreement and the satisfaction of the Guaranteed Indebtedness under this Guarantee and termination of the Commitments, they shall comply with the affirmative covenants set forth in Section 7.1 [Affirmative Covenants] of the Credit Agreement, comply with the negative covenants set forth in Section 7.2 [Negative Covenants] of the Credit Agreement and comply with Section 7.3 [Reporting Requirements] of the Credit Agreement.  In particular, each of the Guarantors shall not own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Guarantee as a Guarantor on the Closing Date, (ii) any Subsidiary formed or acquired after the Closing Date which joins this Guarantee as a Guarantor pursuant to Section 27 below or (iii) any Non-Restricted Person.  To the extent that the obligations set forth in Section 7.3 [Reporting Requirements] are obligations which, by their nature, can only be performed and/or satisfied by the Borrower and/or by Hovnanian, each of the Guarantors shall fully cooperate with the Borrower and with Hovnanian in their respective efforts to comply with their respective obligations set forth therein.

27.          Any Subsidiary of Hovnanian which is required to join this Guarantee as a Guarantor pursuant to Section 26 hereof or which is to become a Restricted Subsidiary shall execute and deliver to the Agent (i) a Guarantor Joinder pursuant to which it shall join as a Guarantor this Guarantee; and (ii) at the request of the Agent, documents in the forms described in Section 6.1 [First Loans and Letters of Credit] of the Credit Agreement, modified as appropriate to relate to such new Guarantor.  Such new Guarantor shall deliver such Guarantor Joinder and any related documents that the Agent may reasonably request to the Agent after the formation thereof and its designation as a Restricted Subsidiary, and such Subsidiary shall not be a Restricted Subsidiary until the delivery and effectiveness of the items required herein.

28.          All of the representations and warranties of the Guarantors contained herein (either directly or indirectly) or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of the Credit Agreement by any other party, including the Agent and the Lenders, any investigation by the Agent or the Lenders, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans.  All covenants and agreements of the Guarantors contained in this Guarantee shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit under the Credit Agreement, and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit.

29.          Notwithstanding the other provisions contained herein, at such time as the Guaranteed Indebtedness shall have been paid in full, this Guarantee and all obligations of the Agent and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.  At the request and sole expense of the Guarantors, following any such termination, the Agent shall execute and deliver to the Guarantors such documents as the Guarantors shall reasonably request to evidence such termination.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

8

[SIGNATURE PAGE 1 OF 35 TO THE GUARANTY AGREEMENT]

IN WITNESS WHEREOF, each Guarantor and the Agent, intending to be legally bound, have executed this Guarantee on the date first above written.

HOVNANIAN ENTERPRISES, INC.

By:
Name:	J. Larry Sorsby
Title:	Executive Vice President and Chief Financial Officer

ARROW PROPERTIES, INC.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

K. HOV INTERNATIONAL, INC.

K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT BALLANTRAE, INC.

K. HOVNANIAN AT BERNARDS IV, INC.

K. HOVNANIAN AT BRANCHBURG III, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER VI, INC.

K. HOVNANIAN AT BURLINGTON III, INC.

K. HOVNANIAN AT BURLINGTON, INC.

K. HOVNANIAN AT CALABRIA, INC.

K. HOVNANIAN AT CARMEL DEL MAR, INC.

K. HOVNANIAN AT CASTILE, INC.

K. HOVNANIAN AT CHAPARRAL, INC.

[SIGNATURE PAGE 2 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT CLARKSTOWN, INC.

K. HOVNANIAN AT CRESTLINE, INC.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST WHITELAND I, INC.

K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HACKETTSTOWN, INC.

K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.

K. HOVNANIAN AT HOPEWELL IV, INC.

K. HOVNANIAN AT HOPEWELL VI, INC.

K. HOVNANIAN AT HOWELL TOWNSHIP, INC.

K. HOVNANIAN AT KINGS GRANT I, INC.

K. HOVNANIAN AT KLOCKNER FARMS, INC.

K. HOVNANIAN AT LA TERRAZA, INC.

K. HOVNANIAN AT LA TROVATA, INC.

K. HOVNANIAN AT LAKEWOOD, INC.

K. HOVNANIAN AT LOWER SAUCON, INC.

K. HOVNANIAN AT MAHWAH II, INC.

K. HOVNANIAN AT MAHWAH V, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAHWAH VII, INC.

K. HOVNANIAN AT MANALAPAN, INC.

K. HOVNANIAN AT MARLBORO II, INC.

[SIGNATURE PAGE 3 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.

K. HOVNANIAN AT METRO DC SOUTH, INC.

K. HOVNANIAN AT MONTCLAIR NJ, INC.

K. HOVNANIAN AT MONTGOMERY I, INC.

K. HOVNANIAN AT MONROE II, INC.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHLAKE, INC.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC.

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT PERKIOMEN I, INC.

K. HOVNANIAN AT PERKIOMEN II, INC.

K. HOVNANIAN AT PLAINSBORO III, INC.

K. HOVNANIAN AT PRINCETON, INC.

K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.

K. HOVNANIAN AT RESERVOIR RIDGE, INC.

K. HOVNANIAN AT SAN SEVAINE, INC.

K. HOVNANIAN AT SARATOGA, INC.

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTCH PLAINS II, INC.

K. HOVNANIAN AT SCOTCH PLAINS, INC.

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK III, INC.

[SIGNATURE PAGE 4 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.

K. HOVNANIAN AT STONE CANYON, INC.

K. HOVNANIAN AT STONY POINT, INC.

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT TANNERY HILL, INC.

K. HOVNANIAN AT THE BLUFF, INC.

K. HOVNANIAN AT THE CEDARS, INC.

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TIERRASANTA, INC.

K. HOVNANIAN AT TUXEDO, INC.

K. HOVNANIAN AT UNION TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT VAIL RANCH, INC.

K. HOVNANIAN AT WALL TOWNSHIP VI, INC.

K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.

K. HOVNANIAN AT WASHINGTONVILLE, INC.

K. HOVNANIAN AT WAYNE III, INC.

K. HOVNANIAN AT WAYNE V, INC.

K. HOVNANIAN AT WILDROSE, INC.

K. HOVNANIAN COMPANIES NORTHEAST, INC.

[SIGNATURE PAGE 5 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF METRO WASHINGTON, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF NORTH CAROLINA, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN CONSTRUCTION II, INC.

K. HOVNANIAN CONSTRUCTION III, INC.

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN DEVELOPMENT OF METRO WASHINGTON, INC.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

[SIGNATURE PAGE 6 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF METRO WASHINGTON, INC.

K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN ENTERPRISES, INC.

K. HOVNANIAN EQUITIES, INC.

K. HOVNANIAN FORECAST HOMES, INC.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF VIRGINIA, INC.

[SIGNATURE PAGE 7 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN INVESTMENT PROPERTIES OF NEW JERSEY, INC.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF NEWARK URBAN RENEWAL CORPORATION, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.

K. HOVNANIAN PROPERTIES OF WALL, INC.

KHC ACQUISITION, INC.

LANDARAMA, INC.

M&M AT LONG BRANCH, INC.

MATZEL & MUMFORD OF DELAWARE, INC.

MCNJ, INC.

PINE BROOK COMPANY, INC.

REFLECTIONS OF YOU INTERIORS, INC.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

THE MATZEL & MUMFORD ORGANIZATION, INC.

WASHINGTON HOMES, INC.

WESTMINSTER HOMES OF TENNESSEE, INC.

WESTMINSTER HOMES, INC.

WH LAND I, INC.

[SIGNATURE PAGE 8 OF 35 TO THE GUARANTY AGREEMENT]

WH PROPERTIES, INC.

By:
J. Larry Sorsby
On behalf of, and as Executive Vice President and Chief Financial Officer of each of the foregoing corporations

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF D.C., L.L.C.

By:	K. Hovnanian Developments of D.C., Inc., as the sole member of the foregoing limited liability company

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOVNANIAN AT KING FARM, L.L.C.

K. HOVNANIAN AT RODERUCK. L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN COMPANIES OF METRO D.C. NORTH, L.L.C.

[SIGNATURE PAGE 9 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

RIDGEMORE UTILITY, L.L.C.

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WESTMINSTER HOMES OF ALABAMA, L.L.C.

WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.

WOODLAND LAKES CONDOS @ BOWIE NEWTOWN, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

DULLES COPPERMINE, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.

K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

[SIGNATURE PAGE 10 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN FOUR SEASONS AT HISTORIC VIRGINIA, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.

K. HOVNANIAN HOMES AT LAUREL HIGHLANDS, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

By:	K. Hovnanian Developments of Metro Washington, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

EDISON CONTRACT SERVICES, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BERNARDS V, L.L.C.

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C

K. HOVNANIAN AT CAMDEN I, L.L.C.

[SIGNATURE PAGE 11 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CLIFTON II, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT CURRIES WOODS, L.L.C.

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

[SIGNATURE PAGE 12 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.

K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LINWOOD, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.

K. HOVNANIAN AT LONG BRANCH I, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANSFIELD I, L.L.C.

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

[SIGNATURE PAGE 13 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE III, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.

K. HOVNANIAN AT NORTH BERGEN II, L.L.C.

K. HOVNANIAN AT NORTH BERGEN, L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

[SIGNATURE PAGE 14 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT READINGTON II, L.L.C.

K. HOVNANIAN AT RED BANK, L.L.C.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SMITHVILLE III, L.L.C.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT SPRINGFIELD, L.L.C.

K. HOVNANIAN AT TEANECK, L.L.C.

K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

K. HOVNANIAN AT WANAQUE, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

[SIGNATURE PAGE 15 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE VIII, L.L.C.

K. HOVNANIAN AT WEST MILFORD, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN INVESTMENTS, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.LC.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.K. HOVNANIAN T&C INVESTMENT, L.L.C.

K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.

[SIGNATURE PAGE 16 OF 35 TO THE GUARANTY AGREEMENT]

KHIP, L.L.C.By: K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.

K. HOVNANIAN AT 4S II, L.L.C.

K. HOVNANIAN AT 4S, L.L.C.

K. HOVNANIAN AT ACQUA VISTA, L.L.C.

K. HOVNANIAN AT ALISO, L.L.C.

K. HOVNANIAN AT ARBOR HEIGHTS, L.L.C.

[SIGNATURE PAGE 17 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT BELLA LAGO, L.L.C.

K. HOVNANIAN AT BRIDLEWOOD, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.

K. HOVNANIAN AT CITY IN THE HILLS, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, L.L.C.

K. HOVNANIAN AT EASTLAKE, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT HIGHWATER, L.L.C.

K. HOVNANIAN AT LA COSTA, L.L.C

K. HOVNANIAN AT LA HABRA KNOLLS, L.L.C.

K. HOVNANIAN AT MENIFEE, L.L.C.

K. HOVNANIAN AT MOSAIC, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, L.L.C.

K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.

K. HOVNANIAN AT PARK LANE, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.

K. HOVNANIAN AT RIVERBEND II, L.L.C.

K. HOVNANIAN AT RIVERBEND, L.L.C.

K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.

[SIGNATURE PAGE 18 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT SHELF COMPANY, L.L.C.

K. HOVNANIAN AT SKYE ISLE, L.L.C.

K. HOVNANIAN AT SUNSETS, L.L.C.

K. HOVNANIAN AT THE CROSBY, L.L.C.

K. HOVNANIAN AT THE GABLES, L.L.C.

K. HOVNANIAN AT THE PRESERVE, L.L.C.

K. HOVNANIAN AT THOMPSON RANCH, L.L.C.

K. HOVNANIAN AT TRAIL RIDGE, L.L.C.

K. HOVNANIAN AT WINCHESTER, L.L.C.

K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.

[SIGNATURE PAGE 19 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN’S FOUR SEASONS, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN HOLDINGS NJ, L.L.C.

By:	K. Hovnanian Developments of New Jersey, Inc., as member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 20 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT NORTHAMPTON. L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT WEST BRADFORD, L.L.C.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

[SIGNATURE PAGE 21 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN WINDWARD HOMES, L.L.C.

[SIGNATURE PAGE 22 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

By:	Hovnanian Developments of Florida, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN COMPANIES, LLC

By:	K. Hovnanian Enterprises, Inc., as member of the foregoing limited liability company.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 23 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

By:	K. Hovnanian at Perkiomen II, Inc., as the sole member of the foregoing limited liability company.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of South Carolina, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

[SIGNATURE PAGE 24 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.

By:	K. Hovnanian Developments of Arizona, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

By:	K. Hovnanian Developments of Minnesota, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

[SIGNATURE PAGE 25 OF 35 TO THE GUARANTY AGREEMENT]

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

By:	K. Hovnanian Developments of Ohio, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

By:	K. Hovnanian Developments of West Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 26 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.

By:	K. Hovnanian Developments of Michigan, Inc., as the sole member of the foregoing limited liability company.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

KINGS COURT AT MONTGOMERY, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT KENSINGTON WOODS, L.L.C.

M&M AT WEST ORANGE, L.L.C.

M&M AT APPLE RIDGE, L.L.C.

M&M AT BROOKHILL, L.L.C.

M&M AT EAST MILL, L.L.C.

M&M AT HERITAGE WOODS, L.L.C.

M&M AT MORRISTOWN, L.L.C.

M&M AT SHERIDAN, L.L.C.

M&M AT SPARTA, L.L.C.

M&M AT SPINNAKER POINTE, L.L.C.

M&M AT SPRUCE HOLLOW, L.L.C.

M&M AT SPRUCE MEADOWS, L.L.C.

M&M AT SPRUCE RUN, L.L.C.

[SIGNATURE PAGE 27 OF 35 TO THE GUARANTY AGREEMENT]

M&M AT THE HIGHLANDS, L.L.C.

MATZEL & MUMFORD AT CRANBURY KNOLL, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT FREEHOLD, L.L.C.

MATZEL & MUMFORD AT HERITAGE LANDING, L.L.C.

MATZEL & MUMFORD AT MONTGOMERY, L.L.C.

MATZEL & MUMFORD AT PHILLIPSBURG, L.L.C.

MATZEL & MUMFORD AT SOUTH BRUNSWICK, L.L.C.

MATZEL & MUMFORD AT WOODLAND CREST, L.L.C.

THE LANDINGS AT SPINNAKER POINTE, L.L.C.

By:	The Matzel & Mumford Organization, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 28 OF 35 TO THE GUARANTY AGREEMENT]

M&M AT ROBERT MORRIS, L.L.C.

M&M AT TAMARACK HOLLOW, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MMIP, L.L.C.

By:	M&M Investments, LP, as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.

PADDOCKS, L.L.C.

[SIGNATURE PAGE 29 OF 35 TO THE GUARANTY AGREEMENT]

PINE AYR, L.L.C.

By:	K. Hovnanian Homes of Maryland, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.

By:	Goodman Family of Builders, L.P., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of Florida, as general partner of each of the foregoing limited partnerships.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 30 OF 35 TO THE GUARANTY AGREEMENT]

NORTH MANATEE, L.L.C.

By:	Hovnanian Land Investment Group of Florida, L.L.C., as the sole member of the foregoing limited liability company.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN AT YONKERS I, L.L.C.

K. HOVNANIAN AT YONKERS II,L.L.C.

[SIGNATURE PAGE 31 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT YONKERS III, L.L.C.

By:	K. Hovnanian at Northern Westchester, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.

By:	K. Hovnanian Development of Metro Washington, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 32 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

By:	K. Hovnanian Developments of Delaware, Inc., as the sole member of the foregoing limited liability company.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.

By:	K. Hovnanian’s Four Seasons At Menifee Valley, L.L.C.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 33 OF 35 TO THE GUARANTY AGREEMENT]

GOODMAN FAMILY OF BUILDERS, L.P.

By:	K. Hovnanian Developments of Florida, as general partner of the foregoing limited partnership.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

K. HOVNANIAN OF HOUSTON II, L.P.

K. HOVNANIAN OF HOUSTON, L.P.

By:	K. Hovnanian Developments of Texas, Inc., as general partner of each of the foregoing limited partnerships.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 34 OF 35 TO THE GUARANTY AGREEMENT]

M&M INVESTMENTS, L.P.

By:	The Matzel & Mumford Organization, Inc., as general partner of the foregoing limited partnership.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

Address for Notices for each of the foregoing Guarantors:

c/o K. Hovnanian Enterprises, Inc.
10 Route 35, P.O. Box 500
Red Bank, NJ 07701
Attention: Kevin C. Hake
Telephone: (732) 747-7800
Telecopy: (732) 747-6835

[SIGNATURE PAGE 35 OF 35 TO THE GUARANTY AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
as Agent

By:
Name:
Title:

EXHIBIT 1.1.(G)(2)

FORM OF
JOINDER AND ASSUMPTION AGREEMENT

This JOINDER AND ASSUMPTION AGREEMENT is made                       by                                  , a                                  (the “New Guarantor”).

BACKGROUND

Reference is made to (i) the Fifth Amended and Restated Credit Agreement dated June 14, 2005 as the same has been made and may be modified, supplemented or amended, including on the date hereof, (the “Agreement”) among K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the Lenders now or hereafter party thereto and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for itself and the other Lenders under the Credit Agreement (the “Agent”), (ii) the Guaranty Agreement of each of the Guarantors issued to Lenders and Agent, as the same may be modified, supplemented or amended, and (iii) the other Loan Documents referred to in the Agreement, as the same may be modified, supplemented or amended.  Capitalized terms defined in the Agreement are used herein as defined therein.

In consideration of the New Guarantor becoming a Guarantor entitled to receive loans or advances from Borrower under the terms of the Agreement and in consideration of the value of the synergistic benefits received by New Guarantor as a result of becoming affiliated with Borrower and the Guarantors, the New Guarantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, a Guarantor under the Agreement, the Guaranty Agreement and each of the other Loan Documents to which the Guarantors are a party and agrees that from the date hereof and so long as the Commitment of any Lender shall remain outstanding and until the payment in full of the Loans and the Notes and the performance of all other obligations of Borrower under the Loan Documents, New Guarantor has assumed the obligations of a Guarantor under, and New Guarantor shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of the Agreement, the Guaranty Agreement and each of the other Loan Documents which are stated to apply to or are made by a Guarantor.  Without limiting the generality of the foregoing, the New Guarantor hereby represents and warrants that (i) each of the representations and warranties set forth in Section 5 of the Agreement is true and correct as to New Guarantor on and as of the date hereof as if made on and as of the date hereof by New Guarantor and (ii) New Guarantor has heretofore received a true and correct copy of the Agreement, the Guaranty Agreement and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof.

New Guarantor hereby makes, affirms, and ratifies in favor of the Lenders and the Agent the Agreement, the Guaranty Agreement and each of the other Loan Documents given by the Guarantors to Agent and any of the Lenders.

In furtherance of the foregoing, New Guarantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary or proper in the opinion of Agent to carry out more effectively the provisions and purposes of this Joinder and Assumption Agreement.

IN WITNESS WHEREOF, the New Guarantor has duly executed this Joinder and Assumption Agreement and delivered the same to the Agent for the benefit of the Lenders, as of the date and year first above written.

[NAME OF NEW GUARANTOR]

By:

Title:

Acknowledged and accepted:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:

Title:

2

EXHIBIT 1.1 (R)

FORM OF
[AMENDED AND RESTATED] REVOLVING CREDIT NOTE

Pittsburgh, Pennsylvania
$	, 2005

FOR VALUE RECEIVED, the undersigned, K. HOVNANIAN ENTERPRISES, INC., a California corporation (herein called the “Borrower”), hereby promises to pay to the order of                                         (the “Lender”) the lesser of (i) the principal sum of                                         U.S. Dollars (U.S. $                           ), and (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Fifth Amended and Restated Credit Agreement dated June 14, 2005 among the Borrower, Hovnanian Enterprises, Inc., as a Guarantor, the Lenders now or hereafter party thereto, PNC Bank, National Association, as administrative agent for the Lenders (the “Agent”) and the Lender (the “Credit Agreement”), payable on the Expiration Date.

The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 3.1 of, or as otherwise provided in, the Credit Agreement.

To the extent permitted by Law, upon the occurrence of an Event of Default under Sections 8.1.1, 8.1.10, 8.1.14 and/or 8.1.15 of the Credit Agreement, or the Obligations are accelerated under the Credit Agreement, and until such time such Event of Default shall have been cured or waived, the Borrower shall pay interest on all past due principal and all past due accrued interest thereon and fees and expenses and each other past due Obligation at a rate per annum equal to the sum of the rate of interest applicable under the Base Rate Option plus an additional three hundred basis points (3.0% per annum) from the time such Obligation becomes due and payable and until it is paid in full (the “Default Rate”).

Interest on this Revolving Credit Note will be payable as provided in the Credit Agreement.

If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (or the prior Business Day in respect of certain Revolving Credit Loans to which the LIBO-Rate Option applies) and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the Principal Office of the Agent, in lawful money of the United States of America in immediately available funds.

1

This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants, conditions, security interests or liens contained or granted therein.  The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender, the Agent and their successors and assigns.  All references herein to the “Borrower”, the “Lender” and the “Agent” shall be deemed to apply to the Borrower, the Lender and the Agent, respectively, and their respective successors and assigns.

[This Note replaces and supersedes the Amended and Restated Revolving Credit Note dated June 18, 2004, in the principal amount of $                        , (the “Prior Note”).  To the extent that the principal balance of this Note includes the Borrower’s indebtedness hitherto evidenced by the Prior Note, this Note (i) merely re-evidences the indebtedness hitherto evidenced by the Prior Note, (ii) is given as substitution for, and not as payment of, the Prior Note, and (iii) is in no way intended to constitute a novation of the Prior Note.  Maker hereby agrees that this Note shall in all respects take the place of and include the principal amount of the Prior Note.]

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of New Jersey without giving effect to its conflicts of law principles.

2

[SIGNATURE PAGE 1 OF 1 TO REVOLVING CREDIT NOTE]

IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers.

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

3

EXHIBIT 1.1(S)

FORM OF
SWING LOAN NOTE

$	East Brunswick, New Jersey

FOR VALUE RECEIVED, the undersigned, K. HOVNANIAN ENTERPRISES, INC., a California corporation (herein called the “Borrower”), hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the “Lender”), the lesser of (i) the principal sum of                         U.S. Dollars (U.S. $                     ) and (ii) the aggregate unpaid principal amount of all “Swing Loans” made by the Lender to the Borrower pursuant to the Fifth Amended and Restated Credit Agreement dated June 14, 2005, among the Borrower, Hovnanian Enterprises, Inc., as Guarantor, the Lenders now or hereafter party thereto and PNC Bank, National Association, as administrative agent (the “Agent”) (as amended, the “Credit Agreement”), payable on the Expiration Date.  The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate provided in the Credit Agreement.

Interest hereon will be payable at the times specified in the Credit Agreement.

If any payment of principal or interest on this Note shall be requested or is payable on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with payment.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the Principal Office of the Agent in lawful money of the United States of America in immediately available funds.

This Note is the Swing Loan Note and is subject to the provisions of, and is entitled to the security provided for in and the other benefits of the Credit Agreement and the other Loan Documents.

Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings assigned to such terms in the Credit Agreement.

This Note shall bind the Borrower and its respective successors and assigns, and the benefits hereof shall inure to the benefit of the Agent, the Lenders and their successors and assigns.  All references herein to the “Borrower,” the “Agent” and the “Lenders” shall be deemed to apply to the Borrower, the Agent and the Lenders, respectively, and their respective successors and assigns.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the substantive law of the State of New Jersey without giving effect to the principles of conflict of laws.

2

[SIGNATURE PAGE 1 0F 1 TO SWING LOAN NOTE]

IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers.

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

3

EXHIBIT 2.4.1

FORM OF
LOAN REQUEST

TO:	PNC BANK, NATIONAL ASSOCIATION, as agent
Telephone No.: 732-220-3566
Telecopier No.: 732-220-3744
Attention: Mr. Douglas G. Paul

FROM:	K. HOVNANIAN ENTERPRISES, INC.

RE: Fifth Amended and Restated Credit Agreement (the “Credit Agreement”) dated June 14, 2005 by and between K. HOVNANIAN ENTERPRISES, INC. (the “Company”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the Lenders from time to time parties thereto, and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

A.            Pursuant to Section 2.4 of the Credit Agreement the undersigned hereby makes the following Loan Request:

1.

Aggregate Principal Amount of Loan [amount shall be in integral multiples of $500,000 and not be less than $2,500,000 for each Borrowing Tranche to which the LIBO-Rate Option applies and amount shall be in integral multiples of $100,000 and not be less than $500,000 for each Borrowing Tranche to which to the Base Rate Option applies]

U.S. $

2.

Proposed Borrowing Date: [must be at least 3 Business Days after receipt by 11:00 a.m. by Agent of this Loan Request with respect to Loans to which the LIBO-Rate Option applies and no earlier than the same day with respect to Loans to which the Base Rate Option applies]

3.	Place of Payment:

4.	Length of Interest Period (if LIBO-Rate Option elected): [must be: one, two, three or six months]

B.         Borrower elects that interest on the Loan requested hereby shall be based on the LIBO-Rate Option/Base Rate Option (circle one) and shall be calculated in accordance with Section 3 of the Credit Agreement.

C.         As of the date hereof and the date of making of the Loan:  the representations and warranties contained in Section 5 of the Credit Agreement are and will be true in all material respects (except representations and warranties that expressly relate solely to an earlier date or time, which representations and warranties were true in all material respects on and as of the specific date referred to therein); and no Event of Default or Potential Default has occurred and is continuing or shall exist. The undersigned certifies to the accuracy of the foregoing.

K. HOVNANIAN ENTERPRISES, INC.

Date:	By:
Name:
Title:

EXHIBIT 2.4.2

FORM OF
SWING LOAN REQUEST

TO:	PNC BANK, NATIONAL ASSOCIATION
Telephone No.: 732-220-3566
Telecopier No.: 732-220-3744
Attention: Mr. Douglas G. Paul

FROM:	K. HOVNANIAN ENTERPRISES, INC.

RE:

Fifth Amended and Restated Credit Agreement (the “Credit Agreement”) dated June 14, 2005 by and among K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the Lenders now or hereafter party thereto, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Agent”), as amended, restated, supplemented or modified from time to time.

Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

Pursuant to Section 2.4.2 of the Credit Agreement, the undersigned hereby makes the following Swing Loan Request:

1.	Aggregate Principal Amount of Swing Loans: [amount shall not be less than $100,000]	US$

2.	Proposed Borrowing Date: [this Swing Loan Request must be delivered to PNC Bank not later than 2:00 p.m. Eastern time on the proposed Borrowing Date]

3.	As of the date hereof and the date of making of the Swing Loan requested hereby: the representations and warranties of the Loan Parties contained in Section 5 of the Credit Agreement and in the other Loan Documents are and will be true in all material respects (except representations and warranties that expressly relate solely to an earlier date or time, which representations and warranties were true in all material respects on and as of the specific dates or times referred to therein); and no Event of Default or Potential Default has occurred and is continuing or shall exist.

The undersigned hereby certifies the accuracy of the foregoing.

K. HOVNANIAN ENTERPRISES, INC.

Date:	By:
Name:
Title:

2

EXHIBIT 2.12.1-1

FORM OF
REVOLVING CREDIT COMMITMENT INCREASE AGREEMENT

This Revolving Credit Commitment Increase Agreement (the “Acknowledgement”) is made                            by                          , a                                                                             (the “Increasing Bank”).

Background

Reference is made to the Fifth Amended and Restated Credit Agreement dated June 14, 2005 (the “Agreement”) by and among K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the Lenders now or hereafter party thereto, and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for itself and the other Lenders under the Credit Agreement (the “Agent”).  Capitalized terms defined in the Agreement are used herein as defined therein.

Agreement

The Increasing Lender, and each of the other parties hereto agree that, except as set forth below, effective as of the date hereof it shall increase its commitment by $                           so that its total commitment shall be $                       .  The Increasing Lender hereby acknowledges that it has heretofore received a new Note in the amount of the commitment as increased as set forth above.

Reference is made to Section 2.12 [Increase in Commitments] of the Agreement.  Schedule 1.1(B) hereto sets forth the Commitments of the Increasing Lender and each of the other Lenders after giving effect to the increase on the date hereof.  Schedule 1.1(B) to the Agreement is being amended and restated effective on the date hereof to read as set forth on Schedule 1.1(B) hereto.  Schedule 1 hereto lists as of the date hereof the amount of Loans under each outstanding Borrowing Tranche.  Notwithstanding the foregoing (a) on the date hereof the Borrower shall repay all outstanding Loans to which either of the Base Rate Option or the LIBO-Rate Option applies and simultaneously reborrow a like amount of Loans under each such Interest Rate Option from the Lenders (including the Increasing Lender) according to the Ratable Shares set forth on attached Schedule 1.1(B) and shall be subject to breakage fees and other indemnities provided in Section 4.6.2.

IN WITNESS WHEREOF, the Increasing Lender has duly executed and delivered this Joinder as of the date and year first above written.

[INCREASING LENDER]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO:

BORROWER:

K. HOVNANIAN ENTERPRISES, INC.

	By:	(SEAL)
Name:
Title:

AGENT AND LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

2

EXHIBIT 7.3.3.1

FORM OF
QUARTERLY COMPLIANCE CERTIFICATE

                           , 200

PNC Bank, National Association, as Agent

Two Tower Center, 18th Floor

East Brunswick, New Jersey  08816

Attn:  Douglas G. Paul, Senior Vice President

Telecopy: (732) 220-3744

Ladies/Gentlemen:

1.             I refer to the Fifth Amended and Restated Credit Agreement dated June 14, 2005 (the “Credit Agreement”) by and among K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor the several LENDERS and other financial institutions from time to time parties thereto and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”).  Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.  I,                                                    the                     of the Borrower do hereby certify as of the [month/quarter/year] ended                              , 200   (the “Report Date”), that the Borrower is in compliance with the following covenants as more fully set forth and calculated on the spreadsheets attached hereto as Exhibit A - “Borrowing Base Compliance Calculations”, Exhibit B - “Summary Covenant Compliance Calculations”, and Exhibit C - “Detailed Covenant Compliance Calculations”.

2.             Transactions subject to the restrictions set forth in Section 7.2.4 of the Credit Agreement with respect to Liquidations, Mergers, Consolidations and Acquisitions are described on the additional page attached hereto.

Compliance?	Yes	No

3.             Transactions subject to the restrictions set forth in Section 7.2.5 of the Credit Agreement with respect to Dispositions of Assets or Subsidiaries are described on the additional page attached hereto.

Compliance?	Yes	No

4.             Transactions subject to the restrictions set forth in Section 7.2.7 of the Credit Agreement with respect to Subsidiaries, Partnerships and Joint Ventures are described on the additional page attached hereto.

Compliance?	Yes	No

5.             Debt Rating. Based on the Debt Rating and the Leverage Ratio, the Applicable Margin to become effective as of                                    shall be                      .

6.             The Loan Parties are in compliance with, and since the most recent prior Report Date has at all times complied with, the provisions of the Credit Agreement, including, without limitation, the representations and warranties contained in Article 6 thereof, except as follows:                                                                 .

7.             No event has occurred that is continuing which constitutes an Event of Default or Potential Default, except as follows:                                                                                              .

8.             With respect to all financial statements delivered by or on behalf of the Loan Parties contemporaneously herewith, such statements are true and correct in all material respects.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate this          day of                      , 200  .

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

Exhibit A to Exhibit 7.3.3.1

Borrowing Base Compliance Calculations

Exhibit B to Exhibit 7.3.3.1

Summary Covenant Compliance Calculations

Exhibit C to Exhibit 7.3.3.1

Detailed Covenant Compliance Calculations

EXHIBIT 7.3.3.2

FORM OF

BORROWING BASE CERTIFICATE

                            ,

PNC BANK, NATIONAL ASSOCIATION, Agent

Two Tower Center, 18th Floor

East Brunswick, New Jersey  08816

Telecopy (732) 220-3744

Attn.:  Douglas G. Paul, Senior Vice President

Ladies/Gentlemen:

I refer to the Fifth Amended and Restated Credit Agreement dated June 14, 2005 (the “Credit Agreement”) among
K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the LENDERS now or hereafter party thereto and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”).

Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.  I,                                                    Chief Executive Officer, President, Treasurer, Chief Financial Officer or principal accounting officer of the Borrower, do hereby certify on behalf of the Borrower as of the end of the month ended                       ,         (the “Report Date”), that the “Borrowing Base” and the components thereof are calculated and set forth on the spreadsheet attached hereto as Exhibit A - “Borrowing Base Compliance Calculations”.

The undersigned further certifies as follows:

1.             The Loan Parties are in compliance with, and since the most recent prior Report Date have at all times complied with, the provisions of the Credit Agreement.

2.             No event has occurred that is continuing which constitutes an Event of Default or Potential Default.

3.             With respect to all financial statements delivered by or on behalf of the Loan Parties contemporaneously herewith, such statements are true and correct in all material respects.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Certificate this       day of                       ,        .

K. HOVANIAN ENTERPRISES, INC.

By:
Name:
Title:	Chief Executive Officer, President, Treasurer, Chief Financial Officer or principal accounting officer

Exhibit A to Exhibit 7.3.3.2

Borrowing Base Compliance Calculations